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                                                                      Exhibit 21

                              List of Subsidiaries
                              --------------------
                           (As of December 31, 1999)

Name of Company                                                 Percentage Owned
---------------                                                 ----------------
THE LTV CORPORATION                                                  Parent
     Copperweld Corporation                                           100%
          Copperweld Bimetalic Product Company UK, Ltd.               100%
               Copperweld Bimetallics UK, Ltd.                        100%
               Metallon Materials Acquisition Corporation             100%
               Sayton Fine Wires Limited                              100%
          Copperweld Foreign Sales Company Ltd.                       100%
          Copperweld Marketing & Sales Company                        100%
          Copperweld Tubing Products Company                          100%
               Copperweld Equipment Company                           100%
          Miami Acquisition Corporation                               100%
          Southern Cross Investment Company                           100%
          TAC Acquisition Corporation                                 100%
     Georgia Tubing Corporation                                       100%
          Vought Arabia                                                49%
     Investment Bankers, Inc.                                         100%
          Inmobiliaria Nueva Icacos, S.A. de C.V.                     100%
     Jalcite I, Inc.                                                  100%
          Black River Lime Company                                     25%
          Cliffs and Associates Limited                              46.5%
     Jones & Laughlin Steel Incorporated                              100%
     Kingsley International Insurance Ltd.                            100%
     LTV Blanking Corporation                                         100%
          TWB Company L.L.C.                                         11.1%
     LTV Corporation, The (Wyoming)                                   100%
     LTV/EGL Holding Company                                          100%
          L-S Electro-Galvanizing Company                              60%
     LTV Electro-Galvanizing, Inc.                                    100%
     LTV-Escrow, Inc.                                                 100%
     LTVGT, Inc. (f/k/a Varco-Pruden, Inc.)                           100%
          GalvTech                                                     40%
     LTV International, Inc. (f/k/a LTV Holdings, Inc.)               100%
          Copperweld Canada, Inc.                                     100%
          Reomar, Inc.                                                100%
               Chateaugay Corporation                                 100%
     LTV International N.V.                                           100%
     LTV Properties, Inc.                                             100%
     LTV Sales Finance Company                                        100%
     LTV Steel Company, Inc.                                          100%
          Aliquippa and Southern Railroad Company                     100%
          Cayman Mineracao do Brasil Ltda                            97.5%
          Chicago Short Line Railway Company                          100%
          Crystalane, Inc.                                            100%
          Cuyahoga Valley Railway Company, The                        100%
               Mahoning Valley Railway Company, The                   100%
          Dearborn Leasing Company                                    100%
               Columbus Coatings Company (f/k/a L-S II
               Electro Galvanizing Company)                            50%
          Erie B Corporation                                          100%
               LTV Steel Mining Company                                45%
          Erie I Corporation                                          100%
               LTV Steel Mining Company                                10%
          Fox Trail, Inc.                                             100%
               Cayman Mineracao do Brasil Ltda                        2.5%


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*  As of February 29, 2000, LTV owns 18% of Lagermex S.A. de C.V.
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Name of Company                                                 Percentage Owned
---------------                                                 ----------------
THE LTV CORPORATION (continued)                                      Parent
     LTV Steel Company, Inc. (continued)                              100%
          J&L Empire, Inc.                                            100%
               Empire Iron Mining Partnership                          25%
                    Marquette Range Coal Service Company             48.5%
          Jalcite II, Inc.                                            100%
               Black River Lime Company                              12.5%
          Jalore Mining Company, Ltd.                                 100%
          L.A.S. Resources, Inc.                                       53%
          LTV-Columbus Processing, Inc.                               100%
               Columbus Processing Company LLC                         50%
          LTV Pickle, Inc.                                            100%
          LTV Steel Products, LLC                                     100%
          LTV Steel Tubular Products Company (a division of
          LTV Steel Company, Inc.)
          MetalSite, L.P.                                            3.94%
               MetalSite General Partner, LLC                        4.19%
          Monongahela Connecting Railroad Company, The                100%
          Nemacolin Mines Corporation                                 100%
          Northern Land Company                                        50%
          O'Hare Group, Inc.                                           10%
          Presque Isle Corporation                                   53.5%
          Processing Tecnology, Inc.                                 47.6%
          Republic Technology Corporation                             100%
          Reserve Mining Company                                       50%
          River Terminal Railway Company, The                         100%
          Youngstown Erie Corporation                                 100%
               LTV Steel Mining Company                                45%
          YST Erie Corporation                                        100%
     LTV Steel de Mexico, Ltd.                                        100%
          Lagermex S.A. de C.V.                                        25%*
     LTV-Trico Holdings, Inc.                                         100%
          LTV-Trico, Inc.                                             100%
               Trico Steel Company, LLC                                50%
     LTV-Walbridge, Inc.                                              100%
          Walbridge Coatings, an Illinois partnership                16.5%
     RepSteel Overseas Finance N.V.                                   100%
     Trico Steel Company                                              100%
     VP Buildings, Inc.(f/k/a VP Acquisition Company)                 100%
          Varco-Pruden Exports, Ltd.                                  100%
          Varco-Pruden International, Inc. (f/k/a Buildings
          International Company)                                      100%
               Varco-Pruden International de Chile Limitada           100%
                    IPAC-Varco-Pruden,S.A.                             49%
               IMSA-Varco-Pruden, S.A de C.V.                          49%
               Medabil Varco-Pruden, S.A.                              30%
               Miller Varco-Pruden, S.A.                               40%
          United Panel, Inc.                                          100%
     Welded Tube Holdings, Inc.                                       100%
          Welded Tube Co. Of America                                  100%


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*  As of February 29, 2000, LTV owns 18% of Lagermex S.A. de C.V.